The Putnam
Fund for
Growth and
Income

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

During most of the fiscal year that ended on October 31, 1999, the management team of The Putnam Fund for Growth and Income battled cooling investor sentiment toward both the stocks in which your fund invests and the type of strategic sector diversification the team follows in managing the fund's portfolio.

David L. King, Hugh H. Mullin, and Sheldon N. Simon, your fund's managers, were well aware of the current popularity of chasing stocks of companies expected to deliver above-average earnings -- especially those in technology. But they did not lose sight of their obligation to maintain the value-oriented strategy upon which your fund's management is based.

Over the long term, as the managers point out in the following report, the large, well-established companies with attractively priced stocks -- the companies upon which your fund's fine long-term record rests -- have performed competitively and with less volatility than the market at large. While there can never be guarantees, they are convinced that this strategy will continue to serve investors well over time.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Managers

David L. King
Hugh H. Mullin
Sheldon N. Simon


The 1999 fiscal year of The Putnam Fund for Growth and Income, which ended October 31, 1999, was more stable than the previous two years have been. No spectacular events like the Asian crisis in 1997 or the Russian ruble devaluation in 1998 plunged markets into turmoil. The most significant negative factor this year involved the adverse effects of rising interest rates. Rate increases by the Federal Reserve Board in June and August, combined with upward-creeping bond yields, brought stocks down from the record levels they had reached in July 1999. Nonetheless, the fund achieved a solid return for the 12 months, benefiting from the strong rebound in energy and industrial stocks and from the impressive gains in telecommunications stocks, which contributed greatly to these results.

Total return 12 months ended 10/31/99

      Class A          Class B          Class C           Class M
    NAV     POP      NAV    CDSC      NAV    CDSC       NAV     POP
--------------------------------------------------------------------------
   13.13%   6.61%   12.28%   7.28%   12.38%  11.38%    12.55%   8.60%
--------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* VALUE STOCKS GAIN BUT LAG LEADERS

Again in 1999, as in 1997 and 1998, we have been contending with investor sentiment that regards the value stocks we focus on with skepticism. Amid what appeared to be an uncertain environment for these stocks, many investors have turned away from what traditionally have been considered conservative equities -- dividend-paying stocks with below-average valuations -- as well as from the type of strategic diversification across sectors that we maintain in this fund. Instead, they have been investing increasing sums in companies with expectations of above-average earnings growth rates, especially those companies in the technology sector. Market leadership broadened to include value stocks only in April and May of this year.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance      25.1%

Utilities                  14.6%

Oil and gas                10.5%

Pharmaceuticals             7.5%

Food and beverages          6.2%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


While we recognize the dynamism of technology and the Internet, we are not distracted from our value-oriented strategy of owning large, well-established businesses that are experiencing positive changes. In some cases, in fact, these changes include applying new technologies to cut costs and enhance efficiency. However, we ultimately insist on well-managed companies with attractively priced stocks. Over the long term, history has shown that these types of companies perform competitively and with less volatility than the market average.

* STRONG PERFORMANCE IN ENERGY, TELEPHONE UTILITIES

Energy stocks had a solid year. Your fund has typically had significant exposure to this sector because stocks of the major oil and gas companies pay attractive dividends and have been engaged in cutting costs to increase earnings. This year these stocks had the wind at their backs thanks to rising oil prices and positive industry consolidation. One of our large holdings, BP Amoco, announced a plan to acquire Atlantic Richfield (Arco). While the merger is awaiting federal regulatory approval, we have sold Arco at a profit and cut back our position in BP Amoco to avoid too large a weighting in a single company. We sold a small position in French oil company Elf Aquitane after it agreed to be acquired by a competitor, Totalfina, in July. We also took profits on the fund's position in Enron, a U.S. natural gas distributor, which gained approximately 40% over the period and in our opinion was no longer undervalued.


Morningstar, an independent rating agency, has awarded The Putnam Fund for Growth and Income class A shares 4 out of 5 stars for overall performance (based on its 3-, 5-, and 10-year returns) within Morningstar's domestic equity funds category as of October 31, 1999. Only 22.5% of the 3,272 domestic equity funds rated received 4 stars.

Past performance is no indication of future results. Morningstar ratings reflect risk-adjusted performance through 10/31/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3-, 5-, and 10-year performance, the fund received 3, 3, and 4 stars, respectively. There were 3,272, 2,047, and 757 funds rated, respectively; the top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars, and the middle 35% receive 3 stars. Performance of other share classes will vary.


Several of the fund's better performers were telephone companies. These companies are benefiting from the increasing demand for voice and data communications as businesses and consumers are buying more telephone lines and networking services, which are required for Internet connections. Among our top holdings are SBC Communications, which acquired Ameritech during the year; AT&T, which purchased TeleCommunications, Inc. and MediaOne to become a substantial presence in the cable industry; and GTE, which is merging with another fund holding, Bell Atlantic. We also added BellSouth during the past six months because of its attractive valuation. These stocks experienced some volatility this year but generally ended with gains of between 10% and 25%. One positive exception was Sprint, which rose sharply in September and October, when it agreed to be acquired by MCI WorldCom.


* PORTFOLIO CHANGES HIGHLIGHT FUND'S EMPHASIS ON VALUE

Financial stocks, which include global and regional U.S. banks, insurers, and brokerages, comprised the fund's largest sector weighting throughout the year. The group was hardly static, however. After financials gained dramatically in the first half of the year, rising interest rates diminished the market's enthusiasm for them in the second half. We took this as an opportunity to add new positions in Comerica, a Detroit bank; Associates First Capital, based in Texas; and Bank of New York, which suffered negative publicity because of a perceived connection with a money-laundering scandal. The bank's overall business is steady, however, and its stock even rose sharply at the end of October. Among existing holdings, we still await better performance from BankOne, which continues to struggle with its credit card business. It is worth noting that near the end of the period, Congress and the White House agreed on a long-anticipated reform of the nation's banking laws. By permitting financial companies to engage in a broader range of services, these reforms will be supportive of industry consolidation that is already occurring and should help banks and insurers achieve stronger earnings.


Our dedication to investment-style consistency

As with all other Putnam funds, your fund invests in a specific type of stock -- undervalued equities of large, mostly dividend-paying companies -- because of its commitment to investment-style consistency. This philosophy requires that Putnam funds follow their investment styles even when these styles do not lead the market. Putnam believes that style consistency keeps risk within strict boundaries.

The alternative to style consistency is to follow the trends in the market, but this can add risk. As Business Week wrote in its November 1, 1999 issue: "Chasing today's winners to keep up with their benchmark indexes, managers realize, can improve their fund's returns. But the practice can also hurt investors by leaving their portfolios dangerously concentrated in today's favored investment style and underexposed to tomorrow's. This can undermine your ability to reduce risk by building a diversified portfolio." Putnam is committed to style consistency to enhance long-term risk-adjusted returns and help investors to build diversified portfolios.


Outside of the financials sector, two significant additions included Abbott Laboratories and Monsanto. Abbott Labs is a pharmaceutical company that has historically been priced well beyond our valuation criteria. This year the stock's price has stumbled because the company has made acquisitions that some analysts do not favor. Also, as Abbott worked out a consent decree with the Food and Drug Administration regarding manufacturing processes at one of its facilities, uncertainty weighed down the stock price. We view this as a rare opportunity to buy a high-quality company with a management team that is more than capable of correcting these difficulties and restoring the company's luster.

We added Monsanto, a specialty chemical company, in the first half of the year. Traditionally known for herbicides, Monsanto is re-positioning itself as a life science company to take advantage of the breakthroughs in using genetic engineering in agriculture. Because of the difficulty of this transition, the stock has stagnated but we expect it to perform better as the company implements internal changes.

Finally, to maintain the fund's value profile, we believed it was necessary to sell one of the fund's top holdings, General Electric, in the second half of the year. GE remains an excellent company with strong earnings, but its appreciation of nearly 50% in the fiscal year made it fairly valued, in our opinion, and we took profits on the position.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

SBC Communications, Inc.
Utilities

Citigroup, Inc.
Insurance and finance

Exxon Corp.
Oil and gas

Bank of America Corp.
Insurance and finance

Merck & Co.
Pharmaceuticals

American Home Products Corp.
Pharmaceuticals

Royal Dutch Petroleum Co.
Oil and gas

Bell Atlantic Corp.
Utilities

Pharmacia & Upjohn, Inc.
Pharmaceuticals

Boeing Co.
Aerospace and defense

Footnote reads:
These holdings represent 18.5% of the fund's net assets as of 10/31/99. Portfolio holdings will vary over time.


* GLOBAL ECONOMIC GROWTH ADVANTAGEOUS FOR VALUE STOCKS

As we enter fiscal year 2000, the economy continues to provide a supportive environment for corporate earnings and equity performance in general. Inflation, we believe, will remain near the current modest levels, and as others become more convinced of this, interest rates are likely to stabilize. While many commentators continue to speculate on the Y2K computer risk, we anticipate it causing minimal and short-lived volatility, if any. We are perhaps most upbeat about the prospect of broadening gains in the market once investors recognize the variety of businesses achieving strong business results just as they did this past spring. The gathering pace of international economic growth is also beneficial for this fund. Among their positive changes, many of the companies we hold have successfully globalized their operations over the years. If, as seems likely, global growth exceeds U.S. growth in 2000 for the first time in several years, these stocks are poised to feel the effects.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.



TOTAL RETURN FOR PERIODS ENDED 10/31/99

                        Class A            Class B            Class C           Class M
(inception dates)      (11/6/57)          (4/27/92)          (7/26/99)          (5/1/95)
                     NAV       POP      NAV      CDSC      NAV      CDSC      NAV      POP
--------------------------------------------------------------------------------------------
1 year              13.13%     6.61%   12.28%    7.28%    12.38%   11.38%    12.55%    8.60%
--------------------------------------------------------------------------------------------
5 years            141.57    127.72   132.48   130.48    132.76   132.76    135.43   127.14
Annual average      19.29     17.89    18.38    18.17     18.41    18.41     18.68    17.83
--------------------------------------------------------------------------------------------
10 years           299.00    276.12   269.50   269.50    270.44   270.44    278.79   265.41
Annual average      14.84     14.16    13.96    13.96     13.99    13.99     14.25    13.84
--------------------------------------------------------------------------------------------
Annual average
(life of fund)      13.76     13.60    12.68    12.68     12.91    12.91     12.97    12.87
--------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/99

                                  S&P 500(R)          Consumer
                                    Index            price index
---------------------------------------------------------------------
1 year                              25.67%              2.69%
---------------------------------------------------------------------
5 years                            217.79              12.51
Annual average                      26.02               2.39
---------------------------------------------------------------------
10 years                           415.26              33.92
Annual average                      17.82               2.96
---------------------------------------------------------------------
Annual average (life of fund)       12.61               4.34
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, 10-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/89

                  Fund's class A         S&P 500        Consumer price
Date               shares at POP          Index             index

10/31/89               9,426             10,000            10,000
10/31/90               9,051              9,252            10,628
10/31/91              11,650             12,351            10,939
10/31/92              12,761             13,581            11,290
10/31/93              15,154             15,610            11,600
10/31/94              15,570             16,214            11,903
10/31/95              19,152             20,501            12,237
10/31/96              23,728             25,441            12,604
10/31/97              29,647             33,610            12,866
10/31/98              33,248             41,001            13,041
10/31/99             $37,612            $51,526           $13,392

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $36,950 and $37,044, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $37,879 ($36,541 at public offering price). See first page of performance section for performance calculation method.




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

                             Class A      Class B      Class C       Class M
--------------------------------------------------------------------------------------
Distributions (number)          4            4            1             4
--------------------------------------------------------------------------------------
Income                       $0.2753      $0.1153      $0.1010       $0.1713
--------------------------------------------------------------------------------------
Capital gains
  Long-term                   1.5060       1.5060           --        1.5060
--------------------------------------------------------------------------------------
  Short-term                  0.1547       0.1547           --        0.1547
--------------------------------------------------------------------------------------
  Total                      $1.9360      $1.7760      $0.1010       $1.8320
--------------------------------------------------------------------------------------
Share value:              NAV       POP      NAV          NAV     NAV       POP
--------------------------------------------------------------------------------------
10/31/98                 $20.44    $21.69  $20.19           --   $20.33    $21.07
--------------------------------------------------------------------------------------
7/26/99*                     --        --      --       $22.07       --        --
--------------------------------------------------------------------------------------
10/31/99                  21.10     22.39   20.82        21.08    20.97     21.73
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate1     1.99%     1.88%   1.21%        1.92%    1.49%     1.44%
--------------------------------------------------------------------------------------
Current 30-day SEC yield2  1.41      1.33    0.71         0.72     0.95      0.91
--------------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

*Inception date of class C shares was 7/26/99.





TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                        Class A            Class B             Class C            Class M
(inception dates)      (11/6/57)          (4/27/92)           (7/26/99)           (5/1/95)
                     NAV       POP      NAV       CDSC      NAV       CDSC      NAV      POP
---------------------------------------------------------------------------------------------
1 year              15.66%     8.99%   14.75%     9.75%    14.95%     13.95%   15.07%   11.06%
---------------------------------------------------------------------------------------------
5 years            130.71    117.42   122.28    120.28    122.48     122.48   124.90   117.09
Annual average      18.20     16.80    17.32     17.11     17.34      17.34    17.60    16.77
---------------------------------------------------------------------------------------------
10 years           273.29    251.90   245.37    245.37    246.47     246.47   254.33   242.00
Annual average      14.08     13.41    13.20     13.20     13.23      13.23    13.49    13.08
---------------------------------------------------------------------------------------------
Annual average
(life of fund)      13.65     13.49    12.57     12.57     12.80      12.80    12.85    12.76
---------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.
Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 1999




The fund's portfolio
October 31, 1999

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (3.3%)
--------------------------------------------------------------------------------------------------------------------------
         12,968,300  Boeing Co.                                                                            $   597,352,319
          9,631,200  Lockheed Martin Corp.                                                                     192,624,000
          2,600,000  Raytheon Co. Class A                                                                       71,337,500
          2,581,500  Raytheon Co. Class B                                                                       75,186,188
          5,547,200  United Technologies Corp.                                                                 335,605,600
                                                                                                           ---------------
                                                                                                             1,272,105,607

Automotive (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,768,300  Ford Motor Co.                                                                            481,160,463
          6,240,000  General Motors Corp.                                                                      438,360,000
                                                                                                           ---------------
                                                                                                               919,520,463

Basic Industrial Products (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,064,431  Caterpillar, Inc.                                                                         114,059,813
          3,900,160  Cooper Industries, Inc.                                                                   167,950,640
          1,497,904  Deere (John) & Co.                                                                         54,299,020
          1,353,780  Illinois Tool Works, Inc.                                                                  99,164,385
          4,604,255  Minnesota Mining & Manufacturing Co.                                                      437,691,991
          3,913,800  Owens-Illinois, Inc. (NON)                                                                 93,686,588
                                                                                                           ---------------
                                                                                                               966,852,437

Business Equipment and Services (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Avery Dennison Corp.                                                                      118,750,000
            403,100  Hewlett-Packard Co.                                                                        29,854,594
          3,398,244  IBM Corp.                                                                                 334,302,254
          2,900,000  NCR Corp. (NON)                                                                            96,062,500
          3,380,980  Seagate Technology, Inc. (NON)                                                             99,527,599
          3,288,744  Xerox Corp.                                                                                92,084,832
                                                                                                           ---------------
                                                                                                               770,581,779

Cable Television (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,745,000  Comcast Corp. Class A                                                                     115,633,125
          1,895,500  MediaOne Group Inc. (NON)                                                                 134,698,969
                                                                                                           ---------------
                                                                                                               250,332,094

Chemicals (3.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,235,880  CK Witco Corp.                                                                             20,961,375
          3,791,600  Dow Chemical Co.                                                                          448,356,700
          4,129,261  du Pont (E.I.) de Nemours & Co., Ltd.                                                     266,079,256
          2,034,425  Eastman Chemical Co.                                                                       78,452,514
         10,811,700  Monsanto Co.                                                                              416,250,450
          2,670,180  PPG Industries, Inc.                                                                      161,879,663
            755,000  Union Carbide Corp.                                                                        46,055,000
                                                                                                           ---------------
                                                                                                             1,438,034,958

Computer Services and Software (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,275,000  Computer Associates International, Inc.                                                   241,537,500
          6,753,400  Electronic Data Systems Corp.                                                             395,073,900
                                                                                                           ---------------
                                                                                                               636,611,400

Conglomerates (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,066,400  Allied-Signal, Inc.                                                                       231,530,650

Consumer Durable Goods (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,828,700  Newell Rubbermaid Inc.                                                                    132,568,738

Consumer Non Durables (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          7,068,210  Kimberly-Clark Corp.                                                                      446,180,756
          7,582,068  Philip Morris Cos., Inc.                                                                  190,973,338
                                                                                                           ---------------
                                                                                                               637,154,094

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          6,400,000  Service Corp. International                                                                61,200,000

Electronics and Electrical Equipment (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,255,041  Emerson Electric Co.                                                                      375,693,400
          5,527,900  Motorola, Inc.                                                                            538,624,756
          2,300,000  Rockwell International Corp.                                                              111,406,250
                                                                                                           ---------------
                                                                                                             1,025,724,406

Entertainment (1.4%)
--------------------------------------------------------------------------------------------------------------------------
         11,060,200  Disney (Walt) Productions, Inc.                                                           291,712,775
          5,341,458  Viacom, Inc. Class B (NON)                                                                239,030,246
                                                                                                           ---------------
                                                                                                               530,743,021

Environmental Control (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         11,556,284  Waste Management, Inc.                                                                    212,346,719

Food and Beverages (6.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,435,965  Anheuser-Busch Cos., Inc.                                                                 318,557,737
          2,660,000  ConAgra, Inc.                                                                              69,326,250
          7,059,066  Heinz (H.J.) Co.                                                                          337,070,402
          6,467,100  Kellogg Co.                                                                               257,471,419
          9,151,000  Nabisco Group Holdings Corp.                                                              117,247,187
          1,940,000  Nabisco Holdings Corp. Class A                                                             72,507,500
          5,375,000  PepsiCo, Inc.                                                                             186,445,313
          3,343,100  Quaker Oats Co. (The)                                                                     234,017,000
          3,771,000  Ralston-Ralston Purina Group                                                              118,550,813
         14,543,347  Sara Lee Corp.                                                                            393,579,328
          4,505,800  Seagram Co., Ltd.                                                                         222,473,875
          2,050,000  SYSCO Corp.                                                                                78,796,875
                                                                                                           ---------------
                                                                                                             2,406,043,699

Health Care (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         10,507,400  Tenet Healthcare Corp. (NON)                                                              204,237,588

Insurance and Finance (25.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,270,000  Aetna Inc.                                                                                 63,817,500
          8,691,600  Allstate Corp.                                                                            249,883,500
          6,517,374  American General Corp.                                                                    483,507,684
          1,053,934  AmSouth Bancorporation                                                                     27,138,801
          7,522,088  AON Corp.                                                                                 267,034,124
          4,563,900  Associates First Capital Corp.                                                            166,582,350
          3,700,000  AXA Financial, Inc.                                                                       118,631,250
         10,428,389  Bank of America Corp.                                                                     671,327,542
            894,700  Bank of New York Company, Inc.                                                             37,465,563
         11,695,743  Bank One Corp.                                                                            439,321,346
          1,625,000  Charter One Financial, Inc.                                                                39,914,063
          1,990,000  Chase Manhattan Corp.                                                                     173,876,250
          4,158,500  Chubb Corp. (The)                                                                         228,197,688
          6,230,022  CIGNA Corp.                                                                               465,694,145
         18,476,500  Citigroup, Inc.                                                                         1,000,040,563
          1,885,000  Comerica, Inc.                                                                            112,039,688
          6,127,910  Fannie Mae                                                                                433,549,633
          8,748,300  First Union Corp.                                                                         373,443,056
          9,728,855  Firstar Corp.                                                                             285,785,116
         12,442,677  Fleet Boston Corp.                                                                        542,811,784
          2,234,900  Hartford Financial Services Group                                                         115,795,756
          1,721,148  Huntington Bancshares, Inc.                                                                50,989,010
          1,900,000  Lehman Brothers Holding, Inc.                                                             140,006,250
          4,330,000  Lincoln National Corp.                                                                    199,721,250
          3,660,500  Mellon Financial Corp.                                                                    135,209,719
          4,806,500  Merrill Lynch & Co., Inc.                                                                 377,310,250
            909,800  Morgan (J.P.) & Co., Inc.                                                                 119,070,094
          5,682,000  National City Corp.                                                                       167,619,000
          1,700,000  Paine Webber Group Inc.                                                                    69,275,000
          6,755,800  PNC Bank Corp.                                                                            402,814,575
          2,319,100  St. Paul Cos., Inc.                                                                        74,211,200
          1,000,000  Summit Bancorp                                                                             34,625,000
          2,853,200  SunTrust Banks, Inc.                                                                      208,818,575
          1,990,000  Synovus Financial Corp.                                                                    42,660,625
         11,964,500  U.S. Bancorp                                                                              443,434,281
         13,999,700  Washington Mutual, Inc.                                                                   503,114,219
         10,651,750  Wells Fargo Co.                                                                           509,952,531
                                                                                                           ---------------
                                                                                                             9,774,688,981

Medical Supplies and Devices (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,992,227  Baxter International, Inc.                                                                323,870,727

Metals and Mining (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,253,000  Alcoa Inc.                                                                                258,369,750
          3,750,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A (NON)                                     52,968,750
          2,500,000  Freeport-McMoRan Copper & Gold Co., Inc. Class B (NON)                                     41,718,750
                                                                                                           ---------------
                                                                                                               353,057,250

Oil and Gas (10.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,218,555  Atlantic Richfield Co.                                                                    206,741,594
          3,039,962  BP Amoco PLC ADR (United Kingdom)                                                         175,557,806
          2,835,400  Chevron, Inc.                                                                             258,907,463
          4,759,100  Conoco, Inc.                                                                              130,577,806
          8,410,368  Conoco, Inc. Class B                                                                      228,131,232
          5,960,000  El Paso Energy Corp.                                                                      244,360,000
          9,803,674  Exxon Corp.                                                                               726,084,606
          6,846,300  Halliburton Co.                                                                           258,019,931
          4,486,549  Mobil Corp.                                                                               432,951,979
          4,300,000  Occidental Petroleum Corp.                                                                 98,093,750
         10,439,000  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                           625,687,563
          3,626,700  Schlumberger Ltd.                                                                         219,642,019
            784,400  Texaco, Inc.                                                                               48,142,550
          4,100,000  Tosco Corp.                                                                               103,781,250
          8,604,600  Williams Cos., Inc.                                                                       322,672,500
                                                                                                           ---------------
                                                                                                             4,079,352,049

Paper and Forest Products (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,505,000  Champion International Corp.                                                               87,007,813
          3,432,000  International Paper Co.                                                                   180,609,000
            840,000  Temple Inland, Inc.                                                                        48,825,000
          7,049,181  Weyerhaeuser Co.                                                                          420,747,991
                                                                                                           ---------------
                                                                                                               737,189,804

Pharmaceuticals (7.5%)
--------------------------------------------------------------------------------------------------------------------------
         11,933,700  Abbott Laboratories                                                                       481,823,138
         12,184,324  American Home Products Corp.                                                              636,630,929
          7,447,482  Bristol-Myers Squibb Co.                                                                  572,059,711
          8,251,276  Merck & Co., Inc.                                                                         656,492,147
         11,270,548  Pharmacia & Upjohn, Inc.                                                                  607,905,183
                                                                                                           ---------------
                                                                                                             2,954,911,108

Photography (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,791,904  Eastman Kodak Co.                                                                         330,341,882

Publishing (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,790,000  McGraw-Hill, Inc.                                                                         225,978,750
          3,625,000  Times Mirror Co. Class A                                                                  261,453,125
          1,766,400  Tribune Co.                                                                               105,984,000
                                                                                                           ---------------
                                                                                                               593,415,875

Real Estate (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,700,000  Equity Residential Properties Trust (R)                                                   112,893,750
          4,000,000  Starwood Hotels & Resorts Worldwide, Inc.                                                  91,750,000
                                                                                                           ---------------
                                                                                                               204,643,750

Retail (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,910,000  Albertsons, Inc.                                                                           69,356,875
            740,000  Dayton Hudson Corp.                                                                        47,822,500
          6,502,200  Federated Department Stores, Inc. (NON)                                                   277,562,663
         17,454,193  K mart Corp. (NON)                                                                        175,632,817
          5,688,948  May Department Stores Co.                                                                 197,335,384
            155,010  Penney (J.C.) Co., Inc.                                                                     3,933,379
         15,807,800  Rite Aid Corp. (AFF)                                                                      138,318,250
             96,700  Sears, Roebuck & Co.                                                                        2,725,732
                                                                                                           ---------------
                                                                                                               912,687,600

Telecommunications (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,550,000  U S West, Inc.                                                                             94,646,875

Transportation (2.0%)
--------------------------------------------------------------------------------------------------------------------------
         12,608,800  Burlington Northern Santa Fe Corp.                                                        401,905,500
            664,900  CSX Corp.                                                                                  27,260,900
          3,435,000  Delta Air Lines, Inc.                                                                     186,992,813
          1,401,000  UAL Corp. (NON)                                                                            95,355,563
          1,135,700  Union Pacific Corp.                                                                        63,315,275
                                                                                                           ---------------
                                                                                                               774,830,051

Utilities (14.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,621,296  American Telephone & Telegraph Co.                                                        543,295,588
          9,568,899  Bell Atlantic Corp.                                                                       621,380,379
          8,825,600  BellSouth Corp.                                                                           397,152,000
          2,800,000  Carolina Power & Light Co.                                                                 96,600,000
          5,956,700  Consolidated Edison, Inc.                                                                 227,471,481
          3,453,700  Dominion Resources, Inc.                                                                  166,209,313
          7,091,120  Duke Energy Corp.                                                                         400,648,280
          3,540,300  Edison International                                                                      104,881,388
          7,645,000  Entergy Corp.                                                                             228,872,188
          6,565,000  GTE Corp.                                                                                 492,375,000
          2,715,000  Public Service Enterprise Group, Inc.                                                     107,412,188
          2,994,800  Reliant Energy, Inc.                                                                       81,608,300
         21,061,847  SBC Communications, Inc.                                                                1,072,837,813
          5,000,000  Sempra Energy                                                                             102,187,500
          8,536,800  Southern Co.                                                                              226,758,750
          7,453,664  Sprint Corp.                                                                              553,900,406
          7,000,000  Texas Utilities Co.                                                                       271,250,000
                                                                                                           ---------------
                                                                                                             5,694,840,574
                                                                                                           ---------------
                     Total Common Stocks (cost $32,630,552,757)                                            $38,524,064,179

CONVERTIBLE PREFERRED STOCKS (0.2%) (cost $89,138,399) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          1,640,000  K mart Financing I $3.875 cum. cv. pfd.                                               $    70,725,000

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Government National Mortgage Association
                       Pass-Through Certificates
     $        1,379    11 1/2s, with due dates from March 15, 2010 to
                       January 15, 2013                                                                    $         1,551
              1,497    11s, January 15, 2010                                                                         1,670
            147,020    9s, with due dates from December 15, 2004 to
                       June 15, 2011                                                                               155,290
             52,380    7 1/2s, April 15, 2007                                                                       52,954
            206,308    7 1/4s, with due dates from February 15, 2005 to
                       March 15, 2005                                                                              207,979
                                                                                                           ---------------
                     Total U.S. Government and Agency Obligations
                       (cost $393,924)                                                                     $       419,444

SHORT-TERM INVESTMENTS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $25,000,000  Den Danske Corp. Inc., effective yield of 5.34%,
                       November 10, 1999                                                                   $    24,966,625
         50,000,000  Falcon Asset Securitization Corp., effective yield of 5.38%,
                       December 15, 1999                                                                        49,671,222
         50,000,000  Federal Home Loan Mortgage Corp., effective yield of 5.26%,
                       December 10, 1999                                                                        49,715,083
         74,789,000  Federal National Mortgage Association, effective yield of
                       5.25 %, December 2, 1999                                                                 74,450,891
         50,000,000  Park Avenue Receivables effective yield of 5.38%,
                       November 19, 1999                                                                        49,865,500
         25,000,000  Sigma Finance Inc., effective yield of 5.4%, November 24, 1999                             24,912,951
         92,082,000  Interest in $500,000,000 joint repurchase agreement dated
                       October 29, 1999 with Lehman Brothers Inc. due
                       November 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $92,122,056 effective yield
                       of 5.22%                                                                                 92,082,000
                                                                                                           ---------------
                     Total Short-Term Investments (cost $365,664,272)                                      $   365,664,272
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $33,085,749,352) (b)                                          $38,960,872,895
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $39,014,872,218.

  (b) The aggregate identified cost on a tax basis is $33,215,277,783, resulting in gross unrealized appreciation and depreciation of $8,044,786,960 and $2,299,191,848 respectively, or net unrealized appreciation of $5,745,595,112.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $33,085,749,352) (Note 1)                                      $38,960,872,895
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                           49,917,793
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               31,660,137
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      271,074,041
-----------------------------------------------------------------------------------------------
Total assets                                                                     39,313,524,866

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    176,874,881
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           61,187,612
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         38,963,613
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            3,118,786
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           293,969
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              6,484
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               16,847,210
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,360,093
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   298,652,648
-----------------------------------------------------------------------------------------------
Net assets                                                                      $39,014,872,218

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $30,221,230,940
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            365,189
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             2,918,152,546
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,875,123,543
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $39,014,872,218

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($22,033,789,464 divided by 1,044,185,702 shares)                                        $21.10
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.10)*                                  $22.39
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($14,777,660,199 divided by 709,774,853 shares)**                                        $20.82
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($21,554,748 divided by 1,022,360 shares)**                                              $21.08
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($479,425,373 divided by 22,861,609 shares)                                              $20.97
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.97)*                                  $21.73
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,702,442,434 divided by 80,536,992 shares)                                            $21.14
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of more than $50,000 and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,878,816) including dividend
income of $11,076,964 from investments in affiliated issuers) (Note 5)           $  795,787,544
-----------------------------------------------------------------------------------------------
Interest                                                                             24,997,517
-----------------------------------------------------------------------------------------------
Total investment income                                                             820,785,061

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    157,132,969
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       45,843,934
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       246,501
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         78,355
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                53,843,088
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               160,193,051
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    27,165
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,566,734
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 605,716
-----------------------------------------------------------------------------------------------
Registration fees                                                                       496,601
-----------------------------------------------------------------------------------------------
Auditing                                                                                 53,881
-----------------------------------------------------------------------------------------------
Legal                                                                                   198,749
-----------------------------------------------------------------------------------------------
Postage                                                                               3,352,392
-----------------------------------------------------------------------------------------------
Other                                                                                 3,676,926
-----------------------------------------------------------------------------------------------
Total expenses                                                                      429,316,062
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (6,210,696)
-----------------------------------------------------------------------------------------------
Net expenses                                                                        423,105,366
-----------------------------------------------------------------------------------------------
Net investment income                                                               397,679,695
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
loss of $1,391,907 on sales of investments in affiliated issuers)                 3,307,455,606
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          827,279,618
-----------------------------------------------------------------------------------------------
Net gain on investments                                                           4,134,735,224
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,532,414,919
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   397,679,695 $   330,029,369
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                  3,307,455,606   2,836,387,437
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          827,279,618     461,190,278
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              4,532,414,919   3,627,607,084
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (284,957,442)   (232,355,114)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (87,688,880)    (84,944,382)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                             (41,059)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (4,011,851)     (3,281,201)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (20,574,618)    (12,369,019)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                      (1,557,899,919) (2,046,999,581)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                      (1,254,930,451) (1,719,400,604)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (34,678,233)    (44,352,683)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (67,577,249)    (87,596,678)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 2,047,012,102   5,490,232,906
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      3,267,067,319   4,886,540,728

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                35,747,804,899  30,861,264,171
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $365,189 and $883,659, respectively)                                  $39,014,872,218 $35,747,804,899
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.44           $20.87           $18.27           $15.77           $13.65
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .28(c)           .26(c)           .39(c)           .43              .46(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.32             2.15             3.91             3.19             2.50
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.60             2.41             4.30             3.62             2.96
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.28)            (.24)            (.45)            (.40)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.66)           (2.60)           (1.25)            (.72)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.94)           (2.84)           (1.70)           (1.12)            (.84)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.10           $20.44           $20.87           $18.27           $15.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              13.13            12.15            24.95            23.89            23.00
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $22,033,789      $18,814,738      $16,300,523      $11,403,813       $7,859,496
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .79              .84              .86              .92              .89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.32             1.27             1.95             2.59             3.20
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.36            78.75            63.88            41.26            58.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.19           $20.65           $18.10           $15.63           $13.56
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .12(c)           .11(c)           .24(c)           .30              .35(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.29             2.12             3.87             3.17             2.46
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.41             2.23             4.11             3.47             2.81
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.12)            (.09)            (.31)            (.28)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.66)           (2.60)           (1.25)            (.72)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.78)           (2.69)           (1.56)           (1.00)            (.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.82           $20.19           $20.65           $18.10           $15.63
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              12.28            11.28            24.03            23.04            21.91
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $14,777,660      $15,671,371      $13,511,906       $8,692,163       $5,089,359
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.54             1.59             1.61             1.68             1.64
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .57              .52             1.19             1.84             2.42
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.36            78.75            63.88            41.26            58.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          July 26, 1999+
operating performance                                                                                               to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $22.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .02(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.91)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.89)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.10)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $21.08
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (4.03)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $21,555
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .41*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                 .12*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  50.36
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                            May 1, 1995+
operating performance                                                 Year ended October 31                         to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.33           $20.77           $18.21           $15.74           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .17(c)           .16(c)           .28(c)           .35              .15(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.30             2.14             3.89             3.18             1.53
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.47             2.30             4.17             3.53             1.68
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.17)            (.14)            (.36)            (.34)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.66)           (2.60)           (1.25)            (.72)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.83)           (2.74)           (1.61)           (1.06)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.97           $20.33           $20.77           $18.21           $15.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              12.55            11.60            24.29            23.31            11.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $479,425         $421,616         $348,129         $132,453          $21,100
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.29             1.34             1.36             1.44              .66*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .82              .77             1.39             2.02             1.12*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.36            78.75            63.88            41.26            58.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $20.47           $20.90           $18.29           $15.78           $13.66
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .33(c)           .32(c)           .44(c)           .47              .49(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.33             2.14             3.92             3.20             2.50
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.66             2.46             4.36             3.67             2.99
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.33)            (.29)            (.50)            (.44)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.66)           (2.60)           (1.25)            (.72)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.99)           (2.89)           (1.75)           (1.16)            (.87)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.14           $20.47           $20.90           $18.29           $15.78
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              13.44            12.40            25.27            24.24            23.28
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,702,442         $840,080         $700,707         $343,935         $193,292
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .54              .59              .61              .68              .64
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.56             1.52             2.20             2.83             3.14
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.36            78.75            63.88            41.26            58.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering Class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For year ended October 31, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends and paydown gains and losses on mortgage-backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1999, the fund reclassified $924,315 to decrease undistributed net investment income and $1,845,237 to increase paid-in-capital, with a decrease to accumulated net realized gains of $920,922. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1999, fund expenses were reduced by $6,210,696 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $11,875 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $7,095,702 and $168,968 from the sale of class A and class M shares, respectively and received $21,944,729 and $931 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $108,425 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $19,377,605,136 and $20,302,176,049, respectively. Purchases and sales of U.S. government obligations aggregated $-- and $174,037, respectively.

Note 4
Capital shares

At October 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    274,241,775     $5,835,048,352
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   83,808,178      1,715,528,501
-----------------------------------------------------------------------------
                                               358,049,953      7,550,576,853

Shares
repurchased                                   (234,208,186)    (4,963,563,711)
-----------------------------------------------------------------------------
Net increase                                   123,841,767     $2,587,013,142
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    200,626,782     $4,106,230,054
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  107,077,131      2,131,887,575
-----------------------------------------------------------------------------
                                               307,703,913      6,238,117,629

Shares
repurchased                                   (168,383,822)    (3,435,382,037)
-----------------------------------------------------------------------------
Net increase                                   139,320,091     $2,802,735,592
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    115,563,035    $ 2,422,650,068
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   61,707,277      1,243,784,059
-----------------------------------------------------------------------------
                                               177,270,312      3,666,434,127

Shares
repurchased                                   (243,507,803)    (5,109,609,378)
-----------------------------------------------------------------------------
Net decrease                                   (66,237,491)   $(1,443,175,251)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    158,251,789     $3,216,467,703
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   85,055,954      1,674,373,024
-----------------------------------------------------------------------------
                                               243,307,743      4,890,840,727

Shares
repurchased                                   (121,775,217)    (2,439,743,943)
-----------------------------------------------------------------------------
Net increase                                   121,532,526     $2,451,096,784
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                          to October 31, 1999
-----------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------
Shares sold                                      1,041,882        $21,608,231
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,718             36,452
-----------------------------------------------------------------------------
                                                 1,043,600         21,644,683

Shares
repurchased                                        (21,240)          (434,423)
-----------------------------------------------------------------------------
Net increase                                     1,022,360        $21,210,260
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,770,379       $122,436,027
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,835,656         37,303,941
-----------------------------------------------------------------------------
                                                 7,606,035        159,739,968

Shares
repurchased                                     (5,481,217)      (115,924,230)
-----------------------------------------------------------------------------
Net increase                                     2,124,818       $ 43,815,738
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,797,934       $138,377,471
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,278,900         45,149,752
-----------------------------------------------------------------------------
                                                 9,076,834        183,527,223

Shares
repurchased                                     (5,101,774)      (103,173,353)
-----------------------------------------------------------------------------
Net increase                                     3,975,060       $ 80,353,870
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     51,398,815     $1,091,200,456
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,280,659         88,151,867
-----------------------------------------------------------------------------
                                                55,679,474      1,179,352,323

Shares
repurchased                                    (16,172,735)      (341,204,110)
-----------------------------------------------------------------------------
Net increase                                    39,506,739     $  838,148,213
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     14,209,729       $296,190,937
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,012,281         99,965,697
-----------------------------------------------------------------------------
                                                19,222,010        396,156,634

Shares
repurchased                                    (11,722,209)      (240,109,974)
-----------------------------------------------------------------------------
Net increase                                     7,499,801       $156,046,660
-----------------------------------------------------------------------------




Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                                                  Purchase              Sales           Dividend             Market
Affiliates                                            cost               cost             Income              Value
-------------------------------------------------------------------------------------------------------------------
Name of affiliate
-------------------------------------------------------------------------------------------------------------------
Rite Aid Corp.                                $393,340,289        $   887,542        $ 4,328,692       $138,318,250
Sonat, Inc.                                     22,013,213         20,373,438          6,748,272                 --
-------------------------------------------------------------------------------------------------------------------
  Totals                                      $415,353,502        $21,260,980        $11,076,964       $138,318,250



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,424,256,266 as capital gain, for its taxable year ended October 31, 1999.

The fund has designated 66.13% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

David L. King
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

Sheldon N. Simon
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN022-56797 002/881/427/511 12/99





PUTNAM INVESTMENTS                                       [SCALE LOGO OMITTED]
-----------------------------------------------------------------------------
The Putnam Fund for Growth and Income
Supplement to Annual Report dated October 31, 1999

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
-----------------------------------------------------------------------------
Total return
for periods ended 10/31/99                           NAV

1 year                                              13.44%
5 years                                            144.64
Annual average                                      19.59
10 years                                           304.61
Annual average                                      15.00
Annual average, life of fund
  (since class A inception, 11/6/57)                13.80

Share value:                                         NAV

10/31/98                                           $20.47
10/31/99                                           $21.14
-----------------------------------------------------------------------------
Distributions:      No.       Income       Capital gains      Total
                     4       $0.3283          1.6607         $1.9890
-----------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.